T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


December 12, 2002

Dear Shareholder:

Enclosed herein is the semi-annual report for The Emerging Markets Income Fund II Inc ("Fund") for the period ended November 30, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Special Notice to Shareholders

We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney's new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Investment Strategy

The Fund's primary investment objective is to seek high current income, and its secondary objective is to seek capital appreciation. Under normal conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government-related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure such outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

Performance Review 1

During the past six months, the Fund distributed income dividends to shareholders totaling $0.83 per share. The table on the following page details the annualized distribution rate and the six-month total return for the Fund based on its November 30, 2002 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price. 2



------------------
1    Past performance is not indicative of future results.
2 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with changes in the market price of the securities in which the Fund invests. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply of and demand for the Fund's shares.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


              Price                      Annualized               Six-Month
            Per Share                Distribution Rate 3        Total Return 3
         ---------------              ----------------           -----------
          $10.52 (NAV)                     15.68%                  (1.93)%
          $12.01 (NYSE)                    13.74%                  (6.79)%


The Fund's Lipper peer group of closed-end emerging markets debt funds 4 returned negative 1.29% based on NAV for the six-month period ended
November 30, 2002. In comparison, the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+") 5 returned 3.64% for the same period.

Portfolio Manager Market and Fund Overview

The six-month period was characterized by a number of developments that affected investors' assessments of risk. The volatile performance of the U.S. equity market during the period is a good indicator of the level of investors' aversion to risk. The S&P 500 Index 6 returned negative 11.49% during the Fund's semi-annual period, reflecting one of the most volatile periods for the stock market during recent times.

The early conclusion of the war in Afghanistan, in our view, proved encouraging to investors at the beginning of the period, and we believe this improved sentiment and consumer confidence contributed to a strengthening of investors' appetite for investment in riskier assets. As the period advanced, however, allegations of fraudulent accounting practices at several high-profile companies contributed to a collapse of investor confidence in many risk-oriented securities markets, and investors also appeared to become more concerned about the uncertain outlook for U.S. economic growth. Despite much speculation, the U.S. Federal Open Market Committee ("FOMC") 7 refrained from lowering its interest rate targets until November 6, 2002, at which point the FOMC cut the short-term federal funds rate ("fed funds rate") 8 one-half of a percentage point to 1.25%, the lowest level for the rate in 40 years.

---------------
3 Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current quarterly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution rate assumes a current quarterly income dividend rate of $0.4125 for four quarters. This rate is as of November 30, 2002 and is subject to change. The important difference between a total return and an annualized distribution yield is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current quarterly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.
4 Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the six-month period ended November 30, 2002, calculated among 12 funds in the closed-end emerging markets debt funds category with reinvestment of dividends and capital gains excluding sales charges.
5 The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.
6 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
7 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
8 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Emerging Markets

Developments in Latin America generally set a negative tone for emerging markets for the period, with non-Latin American countries outperforming Latin American countries on an overall basis. During the period, Brazil dealt with political and fiscal uncertainty, Argentina faced a difficult recession, Ecuador was not successful in reaching an agreement with the International Monetary Fund
("IMF") 9, and macroeconomic fundamentals in Venezuela continued to deteriorate. On a positive note, return volatility 10 for emerging markets debt for the 12-month period ended November 30, 2002, was 10.36%, substantially below long-term historical levels of approximately 16%. 11

Latin America

Latin American debt (based upon its performance within the EMBI+) returned negative 0.35% for the period, significantly underperforming the EMBI+. In particular, the region appeared to be affected by the political and fiscal uncertainty in Brazil. Brazil's large weighting in the EMBI+ influenced overall market returns for the EMBI+ during this period. Ecuador's inability to reach an agreement with the IMF also weighed on the Latin American market.

Brazilian debt returned negative 10.53% for the period, ranking this market among the worst performers in the EMBI+. Although this component of the EMBI+ finished in negative territory, debt securities in this sector rebounded from lower levels following presidential elections in October when investors reacted favorably to market-friendly comments from President-Elect Lula and his top advisers.

Mexican debt returned 6.64% for the period, as measured by the EMBI+. We attribute this strong performance to the country's strong credit fundamentals. Furthermore, high oil prices supported Mexico's strong fiscal position, which we believe enabled the country to avoid budget cuts in the current economic slowdown. In our opinion, the primary risk to stability is political, as Mexico's President continues to work with congressional opposition.

Ecuadorian debt returned negative 11.58% for the period, ranking this market among the worst performers in the EMBI+. In our view, uncertainty related to the upcoming presidential elections in Ecuador, coupled with the inability of the country's current government to secure an IMF agreement, contributed to the poor returns. We believe Ecuador does have the flexibility to meet its obligations without the IMF agreement, so long as it manages to reduce expenses. Furthermore, we believe investor skepticism about Ecuador's ability to implement spending cuts accounted for the poor market performance. However, we think that the significant yield available through investment in Ecuadorian debt securities makes the investment favorable on a risk-reward basis.



-----------------

 9 The IMF is an international organization of various member countries established to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.
10 Return volatility is the standard deviation of monthly returns over the period being measured.
11   Source: Salomon Brothers Asset Management Inc.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Eastern Europe/Middle East/Africa

Overall, non-Latin American countries, which returned 9.48% for the period as measured by the EMBI+, outperformed Latin American counties. In Europe, two major obstacles to the process of European Union ("EU") enlargement were removed in October 2002. First, Ireland voted in favor of enlargement in a referendum. Second, and perhaps more importantly in our view, was the agreement on EU agricultural policy. It is expected that the first wave of candidates will join the EU as early as January 2004. These developments supported outperformance in the region.

Russian debt gained 12.01% for the period, ranking it as the best-performing component within the EMBI+. Russia continued to enjoy strong credit fundamentals and benefit from high oil prices. On October 17, 2002, Moody's Investors Service ("Moody's") 12 placed Russia on review for a potential upgrade to Ba2.

Turkish debt returned 11.10% for the period, ranking this market among the best performers within the EMBI+. Turkey's strategic importance combined with its improved relations with the IMF, in our view, attracted recent investor interest. Improved investor confidence, lower interest rates and a stronger currency all contributed to stabilizing the domestic economy. On November 4, 2002, general elections were held in Turkey. The AK party won the majority of seats in Parliament and is in the process of forming the new government. The markets reacted positively to comments from the newly elected leaders regarding pro-market initiatives in Turkey.

Bulgarian debt outperformed the EMBI+ during this period, posting a gain of 3.69%. Bulgaria was among the 10 countries invited to join the EU in 2004. Based on the government's strong fiscal performance and active management of its liabilities, Fitch Ratings 13 upgraded its ratings on Bulgaria's long-term foreign currency-denominated debt to BB from BB-.

Portfolio Manager Market and Fund Outlook

EMBI+ sovereign yield spreads 14 closed the period at approximately 778 basis points 15 (i.e., 7.78%) over U.S. Treasury securities. We believe that at current spread levels emerging market debt offers favorable values. From our perspective, the high-yields available from securities in this asset class coupled with our view that the worst of the global aversion to risk-oriented securities markets may be behind us, should be supportive to emerging markets debt in the future. In addition, we feel the volatility surrounding elections in Brazil and Turkey is also behind us, which should be favorable for this asset class. Our main concern at this point would be increased global risk volatility related to the crisis in the Middle East. We remain vigilant in monitoring this risk as it pertains to our market.



----------------
12   Moody's is a nationally recognized credit rating agency.
13   Fitch Ratings is a nationally recognized credit rating service.
14 Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between the yields on securities of the same maturity but different quality.
15   A basis point is one one-hundredth (1/100 or 0.01) of one percent.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Looking for more information?

The Emerging Markets Income Fund II Inc is traded on the New York Stock Exchange under the symbol "EDF." Daily closing prices are available online under symbol "XEDFX" and in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

Thank you for investing in The Emerging Markets Income Fund II Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ R. Jay Gerken                      /s/ Peter J. Wilby
R. Jay Gerken                          Peter J. Wilby
Chairman of the Board                  President and
                                       Portfolio Manager


/s/ James E. Craige
James E. Craige
Executive Vice President
and Portfolio Manager


The information provided in this letter by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 6 through 9 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of November 30, 2002 and are subject to change.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Schedule of Investments (unaudited)
November 30, 2002



      Face
     Amount                               Security(a)                                        Value
----------------------------------------------------------------------------------------------------
U.S. Government Agencies and Obligations -- 6.9%
         $  25,000,000      U.S. Treasury Notes, 3.000% due 11/15/07
                              (Cost-- $24,658,203) .................................     $24,711,925
                                                                                         -----------
Sovereign Bonds -- 79.9%
Argentina -- 2.4%
                            Republic of Argentina:
            26,126,000        Due 4/10/05 (b)(c) ...................................       6,792,760
             2,100,000        Due 11/29/49 (b)(c) ..................................         388,500
             2,175,000        Series E, zero coupon due 10/15/03 (c) ...............         706,875
             2,275,000        Series F, zero coupon due 10/15/04 (c) ...............         739,375
                                                                                         -----------
                                                                                           8,627,510
                                                                                         -----------
Brazil -- 23.6%
                            Federal Republic of Brazil:
             1,350,000        11.250% due 7/26/07 ..................................         972,000
            16,700,000        11.500% due 3/12/08 ..................................      11,773,500
            27,335,000        14.500% due 10/15/09 .................................      20,911,275
            37,725,000        12.000% due 4/15/10 ..................................      24,521,250
             8,552,000        12.750% due 1/15/20 ..................................       5,345,000
             4,425,000        10.125% due 5/15/27 ..................................       2,411,625
            29,118,000        12.250% due 3/6/30 ...................................      17,907,570
                61,571        C Bond, 8.000% due 4/15/14 ................. .........          37,712
                                                                                         -----------
                                                                                          83,879,932
                                                                                         -----------
Bulgaria -- 2.9%
            11,324,750      Republic of Bulgaria, IAB, Series A, 2.6875%
                                due 7/28/11 (d) ....................................      10,489,550
                                                                                         -----------

Colombia -- 4.6%
                            Republic of Colombia:
             1,675,000        7.625% due 2/15/07 ...................................       1,576,343
             8,025,000        9.750% (putable 4/25/05) due 4/23/09 (e) .............       8,275,781
             4,965,000        10.000% due 1/23/12 ..................................       4,710,544
               970,000        8.700% due 2/15/16 ...................................         717,800
             1,115,000        11.750% due 2/25/20 ..................................       1,122,526
                                                                                         -----------
                                                                                          16,402,994
                                                                                         -----------
Costa Rica -- 0.2%
             800,000        Republic of Costa Rica, 9.995% due 8/1/20 (f)...........         876,000
                                                                                         -----------
Ecuador -- 7.8%
                            Republic of Ecuador:
            31,875,000        12.000% due 11/15/12 .................................      18,168,750
            21,732,000        6.000% due 8/15/30 (d) ...............................       9,605,544
                                                                                         -----------
                                                                                          27,774,294
                                                                                         -----------

----------------------------------------------------------------------------------------------------
                       See Notes to Financial Statements.
Page 6


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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Schedule of Investments (unaudited) (continued)
November 30, 2002



      Face
     Amount                               Security(a)                                        Value
----------------------------------------------------------------------------------------------------
Jamaica -- 0.2%
          $    500,000      Government of Jamaica, 12.750% due 9/1/07 (f) ..........     $   583,750
                                                                                         -----------
Mexico -- 4.0%
                            United Mexican States:
             6,900,000        11.375% due 9/15/16 ..................................       8,964,825
             4,625,000        8.125% due 12/30/19 ..................................       4,763,750
               300,000        11.500% due 5/15/26 ..................................         399,750
                                                                                         -----------
                                                                                          14,128,325
                                                                                         -----------
Panama -- 4.4%
                            Republic of Panama:
             6,550,000        9.625% due 2/8/11 ....................................       7,106,750
             6,750,000        9.375% due 1/16/23 ...................................       6,733,125
             1,902,203        IRB, 5.000% due 7/17/14 (d) ..........................       1,692,961
                                                                                         -----------
                                                                                          15,532,836
                                                                                         -----------
Peru -- 1.7%
             7,977,200      Republic of Peru, PDI Bond, 4.500% due 3/7/17 (d) ......       6,012,815
                                                                                         -----------
Philippines -- 3.6%
                            Republic of Philippines:
             7,250,000        9.875% due 1/15/19 ...................................       7,134,000
             5,360,000        10.625% due 3/16/25 ..................................       5,494,000
                                                                                         -----------
                                                                                          12,628,000
                                                                                         -----------
Russia -- 15.9%
                            Russian Government:
            42,670,000        12.750% due 6/24/28 ..................................      56,537,750
                    50        5.000% due 3/31/30 (d) ...............................              39
                                                                                         -----------
                                                                                          56,537,789
                                                                                         -----------
Turkey -- 4.1%
                            Republic of Turkey:
             7,800,000        11.500% due 1/23/12 ..................................       8,307,000
             5,675,000        11.875% due 1/15/30 ..................................       6,185,750
                                                                                         -----------
                                                                                          14,492,750
                                                                                         -----------
Uruguay -- 3.3%
                            Republic of Uruguay:
             5,700,000        7.875% due 3/25/09 ...................................       2,565,000
             3,600,000        8.750% due 6/22/10 ...................................       1,854,000
             7,575,000        7.625% due 1/20/12 ...................................       3,465,563
             2,250,000        7.875% due 7/15/27 ...................................         995,625
             3,552,630        DCB, Series B, 2.875% due 2/19/07 (d) ................       1,882,894
             1,852,940        NMB, 3.000% due 2/19/06 (d) ..........................       1,019,117
                                                                                         -----------
                                                                                          11,782,199
                                                                                         -----------

----------------------------------------------------------------------------------------------------
                            See Notes to Financial Statements.
                                                                                              Page 7

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Schedule of Investments (unaudited) (continued)
November 30, 2002

      Face
     Amount                               Security(a)                                        Value
----------------------------------------------------------------------------------------------------
Venezuela -- 1.2%
          $  5,175,297      Republic of Venezuela, NMB, Series A,
                                3.000% due 12/18/05 (d) ............................    $  4,444,285
                                                                                        ------------
                            Total Sovereign Bonds (Cost-- $306,685,628) ............     284,193,029
                                                                                        ------------
Loan Participations (g) -- 5.0%
Jamaica -- 0.4%
             1,375,000      Government of Jamaica, Tranche B, 2.250% due 11/15/04,
                                (J.P. Morgan Chase & Co.) (d) ......................       1,333,750
                                                                                        ------------

Morocco -- 4.0%
                            Kingdom of Morocco:
            15,614,438        Tranche A, 2.5625% due 1/2/09,
                                (Credit Suisse First Boston Inc.,
                                J.P. Morgan Chase & Co.) (d) .......................      14,052,994
               264,689        Tranche B, 2.5625% due 1/2/04,
                                (Morgan Stanley Emerging
                                Markets, Inc.) (d) .................................         238,220
                                                                                        ------------
                                                                                          14,291,214
                                                                                        ------------

Russia -- 0.6%
             3,000,000      Russian Government, Foreign Trade Obligation,
                                (Bank of America) (b)(c) ...........................       2,310,000
                                                                                        ------------
                            Total Loan Participations (Cost-- $18,408,619) .........      17,934,964
                                                                                        ------------
Corporate Bonds -- 4.7%
Mexico -- 4.7%

                            PEMEX Project Funding Master Trust:
            10,200,000          9.125% due 10/13/10 ................................      11,296,500
             5,000,000          8.000% due 11/15/11 ................................       5,250,000
                                                                                        ------------
                            Total Corporate Bonds (Cost-- $15,835,697) .............      16,546,500
                                                                                        ------------
 Contracts (h)
---------------
Purchased Call Option (c) -- 0.1%
                     1      Federal Republic of Brazil, C Bonds, 8.000% due 4/15/14,
                                (Call @ 59.8125), Expiring
                                12/26/02 (Cost-- $138,534) .........................         175,497
                                                                                        ------------



----------------------------------------------------------------------------------------------------
                           See Notes to Financial Statements.
Page 8

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Schedule of Investments (unaudited) (continued)
November 30, 2002

     Rights/
   Warrants                               Security(a)                                        Value
----------------------------------------------------------------------------------------------------
Rights and Warrants (c) -- 0.0%
        2,000 Warrants      Asia Pulp &Paper (Exercisable into 12.914
                                shares of Asia Pulp & Paper at an exercise
                                price of $7.8375 per share) (Expiring 3/15/05) (f) .   $          20
         55,335 Rights      Venezuela Discount Rights (i) ..........................               1
                                                                                         -----------
                            Total Rights and Warrants (Cost-- $0)...................              21
                                                                                         -----------
      Face
     Amount
----------------
Repurchase Agreements -- 3.4%
          $  6,080,000      Greenwich Capital Markets, Inc.,
                                1.250% due 12/2/02; Proceeds at
                                maturity-- $6,080,633; (Fully collateralized
                                by U.S. Treasury Notes, 6.000% due 8/15/09;
                                Market value-- $6,204,651) .........................       6,080,000
             6,100,000      UBS PaineWebber Inc., 1.260% due 12/2/02;
                                Proceeds at maturity--$6,100,641; (Fully
                                collateralized by U.S. Treasury Bonds,
                                10.750% due 8/15/05; Market value-- $6,222,526) ....       6,100,000
                                                                                        ------------
                            Total Repurchase Agreements (Cost-- $12,180,000)........      12,180,000
                                                                                        ------------
                            Total Investments-- 100% (Cost-- $377,906,681*).........    $355,741,936
                                                                                        ============
----------------

(a) All securities are segregated as collateral pursuant to a revolving credit facility.
(b)  Security is currently in default.
(c)  Non-income producing security.
(d) Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.
(e) If notes are not put on 4/25/05, issue will be funded with Republic of Colombia, 9.750% due 4/23/09.
(f) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(g) Participation interest was acquired through the financial institutions indicated parenthetically.
(h)  $6,157,050 face amount of the bond per contract.
(i)  Securities valued in accordance with fair valuation procedures.
*    Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviations used in this schedule:
    ------------------------------------
    C Bond  -- Capitalization Bond.
    DCB     -- Debt Conversion Bond.
    IAB     -- Interest in Arrears Bond.
    IRB     -- Interest Reduction Bond.
    NMB     -- New Money Bond.
    PDI     -- Past Due Interest.

----------------------------------------------------------------------------------------------------
                       See Notes to Financial Statements.
                                                                                              Page 9

 T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Assets and Liabilities (unaudited)
November 30, 2002
ASSETS:
  Investments, at value (Cost-- $377,906,681)........................................   $355,741,936
  Foreign currency, at value (Cost-- $129,592).......................................         35,965
  Cash...............................................................................            752
  Receivable for securities sold.....................................................     23,690,249
  Interest receivable................................................................      8,840,029
  Prepaid expenses...................................................................          2,745
                                                                                        ------------
  Total Assets.......................................................................    388,311,676
                                                                                        ------------

LIABILITIES:
  Loan payable (Note 4)..............................................................    100,000,000
  Payable for securities purchased...................................................     35,306,251
  Loan interest payable..............................................................        460,170
  Management fee payable ............................................................        239,747
  Accrued expenses...................................................................         90,248
                                                                                        ------------
  Total Liabilities..................................................................    136,096,416
                                                                                        ------------
Total Net Assets.....................................................................   $252,215,260
                                                                                        ============

NET ASSETS:
  Common stock ($0.001 par value, 100,000,000 shares authorized;
    23,980,108 shares outstanding)...................................................   $     23,980
  Additional paid-in capital ........................................................    329,971,530
  Overdistributed net investment income..............................................     (4,235,963)
  Accumulated net realized loss from security transactions and options...............    (51,285,915)
  Net unrealized depreciation on investments and foreign currencies..................    (22,258,372)
                                                                                        ------------
Total Net Assets.....................................................................   $252,215,260
                                                                                        ============

Net Asset Value, per share ($252,215,260 / 23,980,108 shares)........................         $10.52
                                                                                              ======



----------------------------------------------------------------------------------------------------
                       See Notes to Financial Statements.
Page 10

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Statement of Operations (unaudited)
For the Six Months Ended November 30, 2002

INCOME:
  Interest (includes amortization of net premium/discount of $2,717,139).............    $ 21,254,561
                                                                                         ------------

EXPENSES:
  Management fee (Note 2)............................................................       1,400,329
  Interest expense (Note 4)..........................................................       1,395,977
  Loan fees..........................................................................         110,517
  Custody............................................................................          62,278
  Audit and legal....................................................................          53,492
  Shareholder communications.........................................................          48,492
  Transfer agent fee.................................................................          17,107
  Listing fees.......................................................................          16,241
  Directors' fees ...................................................................          14,888
  Other..............................................................................          12,784
                                                                                         ------------
  Total Expenses.....................................................................       3,132,105
                                                                                         ------------
Net Investment Income................................................................      18,122,456
                                                                                         ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCIES (NOTES 3, 8 AND 9):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)..........................      (3,935,064)
    Options purchased................................................................         652,000
                                                                                         ------------
  Net Realized Loss..................................................................      (3,283,064)
                                                                                         ------------

  Change in Net Unrealized Depreciation From:
    Security transactions ...........................................................     (21,671,715)
    Foreign currency transactions....................................................            (303)
                                                                                         ------------
  Increase in Net Unrealized Depreciation............................................     (21,672,018)
                                                                                         ------------
Net Loss on Investments, Options and Foreign Currencies .............................     (24,955,082)
                                                                                         ------------
Decrease in Net Assets From Operations ..............................................    $ (6,832,626)
                                                                                         ============


-----------------------------------------------------------------------------------------------------
                       See Notes to Financial Statements.
                                                                                              Page 11

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statements of Changes in Net Assets
For the Six Months Ended November 30, 2002 (unaudited) and the Year Ended May 31, 2002

                                                                         November 30        May 31
-----------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income.............................................    $ 18,122,456     $ 36,111,841
  Net realized loss.................................................      (3,283,064)        (154,039)
  (Increase) decrease in net unrealized depreciation................     (21,672,018)       5,519,340
                                                                        ------------     ------------
  Increase (Decrease) in Net Assets From Operations...... ..........      (6,832,626)      41,477,142
                                                                        ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............................................     (19,695,087)     (39,076,504)
                                                                        ------------     ------------
  Decrease in Net Assets From Distributions to Shareholders.........     (19,695,087)     (39,076,504)
                                                                        ------------     ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued on reinvestment of dividends
    (140,163 and 252,550 shares issued, respectively)...............       1,523,663        2,921,032
                                                                        ------------     ------------
  Increase in Net Assets From Capital Share Transactions............       1,523,663        2,921,032
                                                                        ------------     ------------
Increase (Decrease) in Net Assets...................................     (25,004,050)       5,321,670

Net Assets:
  Beginning of period...............................................     277,219,310      271,897,640
                                                                        ------------     ------------
  End of period*....................................................    $252,215,260     $277,219,310
                                                                        ============     ============
*  Includes overdistributed net investment income of:...............    $ (4,235,963)    $ (2,663,332)
                                                                        ============     ============

-----------------------------------------------------------------------------------------------------
                       See Notes to Financial Statements.
Page 12


T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Cash Flows (unaudited)
For the Six Months Ended November 30, 2002

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
  Purchases of long-term portfolio investments.......................................               $(349,923,381)
  Proceeds from disposition of long-term portfolio investments and principal paydowns                 353,866,049
  Net sales of short-term portfolio investments......................................                     835,466
                                                                                                    -------------
                                                                                                        4,778,134

  Net investment income..............................................................                  18,122,456
  Amortization of net premium/discount on investments................................                  (2,717,139)
  Net change in receivables/payables related to operations...........................                  (2,011,593)
  Net change in unrealized depreciation on foreign currency..........................                        (303)
                                                                                                    -------------
  Net Cash Flows Provided by Operating Activities....................................                  18,171,555
                                                                                                    -------------

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
  Proceeds from reinvestment of dividends............................................                   1,523,663
  Cash dividends paid................................................................                 (19,695,087)
                                                                                                    -------------
  Net Cash Flows Used by Financing Activities........................................                 (18,171,424)
                                                                                                    -------------

Net Increase in Cash.................................................................                         131
Cash, Beginning of period............................................................                      36,586
                                                                                                    -------------
Cash, End of period..................................................................               $      36,717
                                                                                                    =============

-----------------------------------------------------------------------------------------------------------------
                                        See Notes to Financial Statements.
                                                                                                          Page 13

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Notes to Financial Statements (unaudited)

Note 1.  Organization and Significant Accounting Policies

The Emerging Markets Income Fund II Inc ("Fund") was incorporated in Maryland on April 27, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund's primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities and options for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked price if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

(c) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. Federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for Federal income tax purposes.

(d) FEDERAL INCOME TAXES. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

(e) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(f) DISTRIBUTION OF INCOME AND GAINS. The Fund declares and pays distributions to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

(g) FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked to market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward foreign currency contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

(h) OPTION CONTRACTS. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option. If a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

(i) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the six months ended November 30, 2002, the Fund paid interest expense of $1,465,688.

(j) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At May 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized loss and net assets were not affected by this change.

(k) CHANGE IN ACCOUNTING POLICY. In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement on June 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended November 30, 2002, interest income decreased by $99,785, net realized loss decreased by $36,424 and the change in net unrealized depreciation of investments decreased by $109,405. In addition, the Fund recorded adjustments to decrease the cost of securities and decrease accumulated undistributed net investment income by $3,107 to reflect the cumulative effect of this change up to the date of the adoption.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Note 2.  Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with PIMCO Funds Advisors LLC ("Investment Manager"), an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P., a wholly-owned subsidiary of Allianz AG, pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ("Investment Adviser"), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which is a subsidiary of Citigroup Inc. ("Citigroup"), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.20% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.70% of the Fund's average weekly net assets for its services.

Note 3.  Portfolio Activity

For the six months ended November 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases ..............................................   $376,118,931
                                                           ============
Sales ..................................................   $350,681,054
                                                           ============

At November 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ..........................   $ 10,761,164
Gross unrealized depreciation ..........................    (32,925,909)
                                                           ------------
Net unrealized depreciation ............................   $(22,164,745)
                                                           ============

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Note 4.  Loan

At November 30, 2002, the Fund had a $110,000,000 loan available pursuant to a revolving credit and security agreement of which the Fund had $100,000,000 outstanding with CXC LLC, an affiliate of Citigroup, a commercial paper conduit issuer for which Citicorp North America, Inc., an affiliate of the Investment Adviser, acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

Note 5.  Loan Participations/Assignments

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. At November 30, 2002, the total cost of the Fund's loan participations was $18,408,619.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

The Fund may have difficulty disposing of participations/assignments because the market for certain instruments may not be highly liquid.

Note 6.  "When and If" Issued Bonds

"When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if" issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if" issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

At November 30, 2002, the Fund did not hold any "when and if" issued bonds.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Note 7.  Credit and Market Risk

The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At November 30, 2002, the Fund has a concentration of risk in sovereign debt of emerging market countries.

Note 8.  Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At November 30, 2002, the Fund held one purchase call option contract with a total cost of $138,534.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended November 30, 2002, the Fund did not enter into any written call or put option contracts.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Note 9.  Forward Foreign Currency Contracts

The Fund enters into forward foreign currency contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At November 30, 2002, the Fund did not have any open forward foreign currency contracts.

Note 10.  Dividend Subsequent to November 30, 2002

On October 23, 2002, the Board of Directors of the Fund declared a common stock dividend of $0.4125 per share from net investment income. The dividend was payable on December 27, 2002 to shareholders of record December 17, 2002.

Note 11.  Capital Loss Carryforward

At May 31, 2002, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $46,516,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on May 31 of the year indicated:

                                       2007              2008           2010
                                    ----------        ----------     ----------
     Carryforward Amounts .......  $34,476,000       $11,811,000       $229,000

Note 12.  Subsequent Event

On October 23, 2002, PIMCO Funds Advisors LLC ("PIMCO Advisors") and the Investment Adviser reached an agreement for the Investment Adviser to acquire the investment management and advisory business of PIMCO Advisors with respect to the Fund.

Effective December 16, 2002, the Fund entered into a new investment advisory and administration agreement with the Investment Adviser. Under the terms of the new investment advisory and administration agreement approved by shareholders at the Special Joint Meeting of Stockholders held on December 11, 2002, the Investment Adviser will provide all management, advisory and administrative services for the Fund and PIMCO Advisors will cease to act as investment manager for the Fund.

The Fund pays the Investment Adviser a monthly fee at an annual rate of 1.05% of the Fund's average weekly net assets for its services.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Financial Highlights

Data for a share of common stock outstanding throughout the year ended May 31, unless otherwise noted:

                                               2002(1)(2)    2002       2001      2000        1999       1998
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...          $11.63    $11.53     $10.84     $ 9.71      $15.03      $17.19
                                                 ------    ------     ------     ------      ------      ------
Income (Loss) From Operations:
   Net investment income (3)...........            0.76      1.37       1.80        1.36       1.78        1.68
   Net realized and unrealized
     gain (loss) (3)...................           (1.04)     0.37       0.54        1.41      (4.45)      (0.86)
                                                 ------    ------     ------      ------     ------      ------
Total Income (Loss) From Operations....           (0.28)     1.74       2.34        2.77      (2.67)       0.82
                                                 ------    ------     ------      ------     ------      ------
Less Distributions From:
   Net investment income...............           (0.83)    (1.65)     (1.65)      (1.65)     (1.80)      (1.59)
   Net realized gains..................              --        --         --          --      (0.88)      (1.39)
                                                 ------    ------     ------      ------     ------      ------
Total Distributions....................           (0.83)    (1.65)     (1.65)      (1.65)     (2.68)      (2.98)
                                                 ------    ------     ------      ------     ------      ------
Increase in Net Asset Value
   Due to Shares Issued on
   Reinvestment of Dividends...........              --      0.01         --         0.01      0.03          --
                                                 ------    ------     ------     --------   -------    --------
Net Asset Value, End of Period.........          $10.52    $11.63     $11.53       $10.84    $ 9.71      $15.03
                                                 ======    ======     ======     ========   =======    ========
Market Value, End of Period............          $12.01    $13.88     $12.65     $10.8125   $11.875    $15.4375
                                                 ======    ======     ======     ========   =======    ========
Total Return, Based on Market
   Price Per Share (4).................           (6.79)%++ 26.23%     35.06%        5.83%    (0.43)%     17.51%
Ratios to Average Net Assets:
   Total expenses, including interest
     expense...........................            2.64%+    3.06%      4.55%        4.45%     4.00%       3.14%
   Total expenses, excluding interest
     expense (operating expenses)......            1.46%+    1.40%      1.37%        1.39%     1.35%       1.35%
   Net investment income (3)...........           15.27%+   13.60%     15.41%       13.52%    17.52%      10.16%
Supplemental Data:
   Net assets, end of period (000s)....        $252,215  $277,219   $271,898     $254,060  $225,007    $335,080
   Portfolio turnover rate ............             111%      233%       225%          93%      148%        136%
   Loan outstanding, end of period (000s)      $100,000  $100,000   $100,000     $100,000  $100,000    $100,000
   Asset coverage (000s)...............        $352,215  $377,219   $371,898     $354,010  $325,507    $435,080
   Asset coverage for loan outstanding              352%      377%       372%         354%      326%        435%
   Weighted average loan (000s)........        $100,000  $100,000   $100,000     $100,000  $100,000    $100,000
   Weighted average interest rate
     on loans..........................            2.75%     4.40%      8.55%        7.55%     6.11%      6.46%
----------------------------------------------------------------------------------------------------------------

(1) For the six months ended November 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the six months ended November 30,
    2002, the annualized ratio of net investment income to average net assets would have been 15.36%. Per share, ratios and supplemental data for the periods prior to June 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
(4) For the purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
++  Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.
                                                                                                         Page 21

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock ("Shares") of The Emerging Markets Income Fund II Inc ("Fund") will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ("Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ("Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)


commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)


the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

                        -----------------------

The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Directors                                               The Emerging Markets Income Fund II Inc
                                                              125 Broad Street
LESLIE H. GELB                                                10th Floor, MF-2
      President, The Council                                  New York, New York 10004
      on Foreign Relations                                    Telephone 1-888-777-0102

R. JAY GERKEN                                           INVESTMENT MANAGER
      Chairman of the Board;                                  Salomon Brothers Asset Management Inc
      Managing Director, Salomon                              399 Park Avenue
      Smith Barney Inc.                                       New York, New York 10022
      President and Director, Smith Barney Fund
      Management LLC and Travelers Investment           CUSTODIAN
      Adviser, Inc.                                           State Street Bank and Trust Company
                                                              225 Franklin Street
RIORDAN ROETT                                                 Boston, Massachusetts 02110
      Professor and Director,
      Latin American Studies Program,                   DIVIDEND DISBURSING AND TRANSFER AGENT
      Paul H. Nitze School of Advanced                        American Stock Transfer & Trust Company
      International Studies,                                  59 Maiden Lane
      The Johns Hopkins University                            New York, New York 10038

JESWALD W. SALACUSE                                     INDEPENDENT ACCOUNTANTS
      Henry J. Braker Professor of                            PricewaterhouseCoopers LLP
      Commercial Law and formerly Dean,                       1177 Avenue of the Americas
      The Fletcher School of Law & Diplomacy,                 New York, New York 10036
      Tufts University
                                                        LEGAL COUNSEL
                                                              Simpson Thacher & Bartlett
Officers                                                      425 Lexington Avenue
                                                              New York, New York 10017
R. JAY GERKEN
      Chairman of the Board                             NEW YORK STOCK EXCHANGE SYMBOL
                                                              EDF
PETER J. WILBY
      President

LEWIS E. DAIDONE
      Executive Vice President and
      Chief Administrative Officer

IRVING P. DAVID
      Chief Financial Officer and Treasurer

JAMES E. CRAIGE
      Executive Vice President

THOMAS K. FLANAGAN
      Executive Vice President

FRANCES M. GUGGINO
      Controller

CHRISTINA T. SYDOR
      Secretary


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

                 The Emerging Markets
                 Income Fund II Inc


                 Semi-Annual Report
                 November 30, 2002







---------------------------------------------------------
                        Salomon Brothers Asset Management
                        --------------------------------------------------------



American Stock Transfer & Trust Company                        FIRST-CLASS MAIL
59 Maiden Lane                                                   U.S. POSTAGE
New York, New York 10038                                             PAID
                                                                 BROOKLYN, NY
                                                                PERMIT No. 1726










                                                                02-4246
                                                                EDFSEMI 11/02